UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 4, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 18 Pages.
Exhibit Index Appears on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 4, 2005, Chesapeake Corporation ("Chesapeake") issued a press release announcing fourth quarter and full-year 2004 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On February 4, 2005, Chesapeake held a conference call with investors to discuss the fourth quarter and full-year 2004 results. The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

Within Chesapeake's fourth quarter and full-year 2004 press release and conference call, the company makes reference to "cash flow available for shareholders and debt reduction." To supplement the company's consolidated financial statements presented on a GAAP basis, the company reports "cash flow available for shareholders and debt reduction," defined as net cash provided by operating activities plus net cash provided by (or minus net cash used in) investing activities, which is a non-GAAP measure. The company's management believes this non-GAAP measure enhances the overall understanding of the company's ability to pay-down debt and pay dividends to its shareholders. In addition, this non-GAAP measure is a primary indicator management uses as a basis for planning and forecasting future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for cash flows provided by operating activities determined in accordance with GAAP. Cash available for shareholders and debt reduction is reconciled to cash flows from operating activities in Exhibit 99.1.

Within Chesapeake's fourth quarter and full-year 2004 press release and conference call, the company makes reference to "financial results excluding special items." To supplement the company's consolidated financial statements presented on a GAAP basis, the company reports income from continuing operations before (1) costs related to the extinguishment of debt and (2) the gain on the settlement of indemnification obligations. The company's management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes expenses that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for income from continuing operations and earnings per share determined in accordance with GAAP. Financial results excluding special items is reconciled to income from continuing operations in Exhibit 99.1.

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The information in this Form 8-K and the exhibits attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by Chesapeake under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, issued on February 4, 2005, announcing fourth quarter and full-year 2004 results

99.2
Manuscript for conference call held on February 4, 2005, discussing fourth quarter and full-year 2004 results

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: February 4, 2005	BY:	/s/ Joel K. Mostrom_______________
Joel K. Mostrom
Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, issued on February 4, 2005, announcing fourth quarter and full-year 2004 results

99.2

Manuscript for conference call held on February 4, 2005, discussing fourth quarter and full-year 2004 results

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